================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2007

                            HAMPSHIRE GROUP, LIMITED
             (Exact name of Registrant as specified in its charter)

           Delaware                      000-20201               06-0967107
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

1924 Pearman Dairy Road Anderson, South Carolina              29625
    (Address of principal executive offices)               (Zip code)

                                 (864) 231-1200
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 1.01.  Entry into a Material Definitive Agreement.

As of August 31, 2007, Hampshire Group, Limited (the "Company") entered into a Waiver to Credit Agreement (the "Waiver") with respect to that certain Credit Agreement and Guaranty, dated as of August 15, 2003 and amended as of December 29, 2004, November 10, 2005, August 8, 2006, October 13, 2006, December 29,
2006, March 30, 2007, July 11, 2007 and July 25, 2007 (the "Credit Agreement"), by and among the Company, the Guarantors party thereto, HSBC Bank USA, National Association, as Agent for the Banks, and the Banks named therein (the "Banks"). Pursuant to the Waiver, the Banks and the Company agreed, in consideration for a fee of up to $25,000 and the payment of the Agent's legal fees and expenses, to postpone the requirement to deliver to the Banks the Company's financial statements according to the following schedule:

Report for Period Ended                 Extended Delivery Date
-----------------------                 ----------------------
December 31, 2006                       September 17, 2007
March 31, 2007                          October 31, 2007
June 30, 2007                           November 19, 2007
September 29, 2007                      December 10, 2007

The Waiver is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

     None.

(b) Pro Forma Financial Information.

     None.

(c) Shell Company Transactions.

     None.

(d) Exhibits.

     10.1 Waiver to Credit Agreement, dated as of August 31, 2007, with respect to that certain Credit Agreement and Guaranty, dated as of August 15, 2003 and amended as of December 29, 2004, November 10, 2005, August 8, 2006, October 13, 2006, December 29, 2006, March 30,
            2007, July 11, 2007 and July 25, 2007, by and among the Company, the Guarantors party thereto, HSBC Bank USA, National Association, as Agent for the Banks, and the Banks named therein.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            HAMPSHIRE GROUP, LIMITED


                            By: /s/ Jonathan Norwood
                               -------------------------------------------------
                                Name: Jonathan Norwood
                                Title: Vice President & Chief Financial Officer


Dated: August 31, 2007